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                                        State of
Subsidiary                              Incorporation     Ownership (1)


Aetna Life and Casualty Company         CT                -
Aetna Life Insurance Company            CT                100% owned by Aetna Life and Casualty Company
The Standard Fire Insurance Company     CT                100% owned by Aetna Life and Casualty Company
The Aetna Casualty and Surety
   Company                              CT                100% owned by Aetna Life and Casualty Company
Aetna Life Insurance Company of
   Illinois                             IL                100% owned by Aetna Life and Casualty Company
Aetna Capital L.L.C.                    DE                95% owned by Aetna Life and Casualty Company(2)
Aetna Re-Insurance Company, (U.K.)
   Ltd.                                 United Kingdom    100% owned by Aetna Life and Casualty Company
Aetna International, Inc.               CT                100% owned by Aetna Life and Casualty Company
Aetna Retirement Services, Inc.         CT                100% owned by Aetna Life and Casualty Company
Aeltus Investment Management, Inc       CT                100% owned by Aetna Life Insurance Company
CMBS Holding, Inc.                      TX                100% owned by Aetna Life Insurance Company
CDI Equity, Inc.                        DE                100% owned by Aetna Life Insurance Company
AHP Holdings, Inc.                      CT                100% owned by Aetna Life Insurance Company
Aetna Casualty Company                  CT                100% owned by Aetna Life Insurance Company
Human Affairs International,
   Incorporated                         UT                100% owned by Aetna Life Insurance Company
The Automobile Insurance Company
   of Hartford, Connecticut             CT                100% owned by The Standard Fire Insurance
                                                             Company
Aetna Personal Security Insurance
   Company                              CT                100% owned by The Standard Fire Insurance
                                                             Company
Aetna Insurance Company of Illinois     IL                100% owned by The Standard Fire Insurance
                                                             Company
Aetna Insurance Company                 CT                100% owned by The Standard Fire Insurance
                                                             Company
Aetna Canada Holdings Limited           Canada            100% owned by Aetna International, Inc.
Aetna Life Insurance Company of
   America                              CT                100% owned by Aetna International, Inc.
Aetna Capital Holdings, Inc.            CT                100% owned by Aetna International, Inc.
Aetna Life & Casualty (Bermuda) Ltd.    Bermuda           100% owned by Aetna International, Inc.
Aetna Life Insurance and Annuity
   Company                              CT                100% owned by Aetna Retirement Services, Inc.
Aetna Realty Investors, Inc.            DE                100% owned by Aeltus Investment Management,
                                                             Inc.
Aeltus Capital, Inc.                    CT                100% owned by Aeltus Investment Management,
                                                             Inc.
Smith Whiley & Company                  DE                35% owned by Aeltus Investment Management,
                                                             Inc.
Aetna Health Plans of Ohio, Inc.        OH                100% owned by AHP Holdings, Inc.
Aetna Health Plans of the
   Mid-Atlantic, Inc.                   VA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Florida, Inc.     FL                100% owned by AHP Holdings, Inc.
Aetna Health Plans of the
   Carolinas, Inc.                      NC                100% owned by AHP Holdings, Inc.
Aetna Dental Care of Kentucky, Inc.     KY                100% owned by AHP Holdings, Inc.
Partners Health Plan of
   Pennsylvania, Inc.                   PA                81% owned by AHP Holdings, Inc.
Aetna Health Plans of Central and
   Eastern Pennsylvania, Inc.           PA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Georgia, Inc.     GA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Louisiana, Inc.   LA                100% owned by AHP Holdings, Inc.
Aetna Dental Care of Texas, Inc.        TX                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Arizona, Inc.     AZ                100% owned by AHP Holdings, Inc.
Med Southwest, Inc.                     TX                55% owned by AHP Holdings, Inc.
Aetna Dental Care of California, Inc.   CA                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Illinois, Inc.    IL                100% owned by AHP Holdings, Inc.
Aetna Health Plans of Texas, Inc.       TX                100% owned by AHP Holdings, Inc.


(1)  Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
(2)  Aetna Capital Holdings, Inc. owns 5% of Aetna Capital L.L.C.

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                                        State of
Subsidiary                              Incorporation     Ownership (1)


PHPSNE Parent Corporation               DE                55% owned by AHP Holdings, Inc.
Aetna Health Plans of Tennessee, Inc.   TN                100% owned by AHP Holdings, Inc.
Healthways Systems, Inc.                DE                100% owned by AHP Holdings, Inc.
Aetna Professional Management
   Corporation                          CT                100% owned by AHP Holdings, Inc.
Aetna Health Management, Inc.           TX                100% owned by AHP Holdings, Inc.
Aetna National Accounts U.K. Ltd.       United Kingdom    100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Casualty Company of Connecticut   CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Excess and Surplus Lines
   Company                              CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Lloyds of Texas Insurance
   Company                              TX                100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Casualty & Surety Company
   of Illinois                          IL                100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Casualty & Surety Company of
   Canada                               Canada            100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Casualty & Surety Company of
   America                              CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Executive Risk Inc.                     DE                39% owned by The Aetna Casualty
                                                             and Surety Company
Farmington Casualty Company             CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Commercial Insurance Company      CT                100% owned by The Aetna Casualty
                                                             and Surety Company
Aetna Life Insurance Company of
   Canada                               Canada            100% owned by Aetna Canada Holdings
                                                             Limited
Aetna Variable Encore Fund              MA                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Variable Fund                     MA                98% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Income Shares                     MA                99% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Health Plans of Western
   Pennsylvania, Inc.                   PA                100% owned by Partners Health Plan of
                                                             Pennsylvania, Inc.
Aetna Insurance Company of America      CT                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Southwest Physicians Life Insurance
   Company                              TX                100% owned by Med Southwest, Inc.
Aetna Health Plans of North Texas, Inc. TX                100% owned by Med Southwest, Inc.
Executive Re Inc.                       DE                100% owned by Executive Risk Inc.
Aetna Series Fund                       MD                5% owned by Aetna Life Insurance
                                                             and Annuity Company(2)
Aetna Investment Advisers Fund, Inc.    MD                100% owned by Aetna Life Insurance
                                                             and Annuity Company
Aetna Health Plans of Southern
   New England, Inc.                    CT                100% owned by PHPSNE Parent Corporation
Aetna Health Plans of New York, Inc.    NY                100% owned by Healthways Systems, Inc.
Aetna Health Plans of New Jersey, Inc.  NJ                100% owned by Healthways Systems, Inc.
Aetna Health Plans of California, Inc.  CA                100% owned by Aetna Health Management, Inc.
Aetna Government Health Plans, Inc.     CA                100% owned by Aetna Health Management, Inc.
Executive Risk Indemnity, Inc.          DE                100% owned by Executive Re Inc.
Executive Risk Specialty Insurance
   Company                              CT                100% owned by Executive Risk Indemnity, Inc.


(1)  Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
(2)  Aetna Life Insurance Company owns 1%.

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